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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 21, 2002 (June 21, 2002)
Date of Report (Date of Earliest Event Reported)

The Nasdaq Stock Market, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation	000-32651 (Commission File File Number)	52-1165937 (IRS Employer Identification No.)
One Liberty Plaza New York, New York 10006

(Address of Principal Executive Offices and Zip Code)
(212) 768-2540

(Registrant's Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

THE NASDAQ STOCK MARKET, INC.
FORM 8-K

Index

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Financial Statements

        None.

        Pro Forma Financial Information

        None.

        Exhibits:

Exhibit No.	Description	Page Number in Filing
99.1	Letter to Investors

Item 9. Regulation FD Disclosure

  On June 21, 2002, The Nasdaq Stock Market, Inc. ("Nasdaq") issued the Letter to Investors, dated June 20, 2002, to all of its stockholders of record as of June 12, 2002, in the form attached hereto as Exhibit 99.1. The information in this Form 8-K, including the exhibit, is being "furnished" pursuant to Item 9 and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Nasdaq under the Securities Act of 1933.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2002

THE NASDAQ STOCK MARKET, INC.
By:	/s/ David P. Warren David P. Warren Executive Vice President and Chief Financial Officer

Exhibit 99.1

Hardwick Simmons
Chairman and Chief Executive Officer

June 20, 2002

Dear Investor:

As you may be aware, the contractual restrictions on the transfer of The Nasdaq Stock Market, Inc. ("Nasdaq") common stock, acquired in the two private placements completed in 2000 and 2001, expire after June 28, 2002.1 At the same time, the exercise period begins for the first tranche of warrants sold by the NASD. These events will occur before a public offering by Nasdaq.

Nasdaq's determination on whether to consummate a public offering or a strategic alternative, and the timing of such a transaction, will be at the discretion of Nasdaq's board of directors and will depend on a variety of factors. These factors include market conditions, Securities and Exchange Commission action on Nasdaq's application to register as a national securities exchange, progress on technological initiatives such as SuperMontageSM and other strategic and global opportunities that may be in Nasdaq's and our investors' best interests.

We have recently become aware, however, that one or more participants in the Over-The-Counter Bulletin Board have applied to make a market in our common stock as of July 1, 2002. Nasdaq does not intend to participate in, or encourage these Bulletin Board activities and will not participate in other activities generally associated with underwritten public offerings at this time. Therefore, it is not clear that a market will develop for our common stock or whether that market will reflect the true market value of Nasdaq's common stock.

Instead, Nasdaq's board of directors and management will continue to focus on building and expanding Nasdaq's business opportunities and hold a public offering or another liquidity providing event for the appropriate time. I should add that we are particularly excited about the upcoming launch of SuperMontage, our new trading platform designed to substantially improve how market participants access, process, display and integrate orders and quotes to the Nasdaq Stock Market. To-date, the user-tests of SuperMontage have been successful and we look forward to enhancing our leadership as a center of liquidity and the listing-market of choice for category defining companies.

1
The shares of Nasdaq common stock sold in Phases I and II of the Private Placement and the common stock underlying the warrants issued by the National Association of Securities Dealers, Inc. (the "NASD") in the Private Placement have not been registered under the Securities Act of 1933 and may only be sold in compliance with Rule 144 or an exemption from the registration requirements of Section 5 of the Securities Act. We recommend that shareholders consult with their legal advisors prior to selling or transferring shares of Nasdaq common stock.

The Nasdaq Stock Market, Inc., 1500 Broadway, New York, NY 10036

The following is the relevant transfer agent information pertaining to the common stock and the warrants.

Common Stock

  •
  Mellon Investor Services (888) 305-3741 or www.melloninvestor.com

Warrants

  •
  Mellon Investor Services (877) 282-1322 (commencing June 24, 2002)

With questions pertaining to the common stock, please contact Paul Warburg, Vice President Investor Relations of Nasdaq, at (212) 768-2540 or visit our website, www.nasdaq.com. If you have questions pertaining to the warrants, please contact Laura Rubinstein, Director NASD Finance and Administration at (240) 386-5291.

Thank you for your continued interest in Nasdaq.

Sincerely,

Hardwick Simmons

Certain statements in this letter contain or may contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, The Nasdaq Stock Market, Inc.'s ("Nasdaq") ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and you are cautioned not to place undue reliance on these forward-looking statements. You should carefully review the factors detailed in Nasdaq's annual report on Form 10-K, as amended, for the year ended December 31, 2001 and periodic reports filed with the U.S. Securities and Exchange Commission. For any forward-looking statements Nasdaq claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Nasdaq undertakes no obligation to release any revisions to any forward-looking statements.

        The Nasdaq Stock Market, Inc., 1500 Broadway, New York, NY 10036

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Index
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
  Exhibit 99.1